Supplement dated December 16, 2021

to the

Statement of Additional Information (the “SAI”), dated March 30, 2021 of

Cushing NextGen Infrastructure Fund
Global Clean Equity Fund and

each a series of
Cushing Mutual Funds Trust

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

Effective on or about December 31, 2021, Jerry V. Swank will retire and will no longer serve as a portfolio manager for the Funds or as Chief Executive Officer and President of the Trust.

All references to Mr. Swank serving as a portfolio manager for each Fund will be deleted in their entirety at that time. Except for this change, the portfolio management team for each Fund will remain the same.

Mr. Swank will continue to serve as Trustee of the Trust, and due to his continuing ownership interest in the Investment Adviser will continue to be deemed as “Interested Trustee” of the Trust.

Upon Mr. Swank’s retirement, John H. Alban will serve as Chief Executive Officer and President of the Trust and Blake Nelson will serve as Chief Financial Officer and Treasurer of the Trust.

The following table hereby replaces the table under the heading “Management of the Funds—Executive Officers”:

Name and Year of Birth	Position	Principal Occupation During the Past Five Years
John H. Alban (1963)	Chief Executive Officer and President
Chief Executive Officer (2019-present) and Chief Operating Officer of the Investment Adviser (2010-present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007-2009); Chief Operating Officer of Spinnerhawk Capital Management, L.P. (2005-2007).

Blake Nelson (1986)	Chief Financial Officer and Treasurer	Chief Financial Officer (2021-present) and Controller (2013-2021) of the Investment Adviser. Previously, fund accountant at JD Clark & Company (2011-2013). Mr. Nelson is a Certified Public Accountant.
Matt Calabro (1966)	Chief Compliance Officer
Chief Compliance Officer of the Investment Adviser and funds in the fund complex (2021-present); Director of Institutional Manager Services at Ascendant Compliance Management, LLC (a subsidiary of Compliance Solutions Strategies) (2016-present).

Please retain this Supp
Please retain this Supplement for your future reference.